Exhibit 10.1


              BILL OF SALE AND ASSIGNMENT OF INTELLECTUAL PROPERTY
              ----------------------------------------------------
                                     RIGHTS
                                     ------

         THIS BILL OF SALE AND ASSIGNMENT OF INTELLECTUAL PROPERTY RIGHTS is made as of June 19, 2001, by International Technical Recruiting, Inc., a Canadian Federal corporation ("Assignor"), to ISEmployment.com, Inc., a Wyoming corporation ("Assignee").

         Assignor has developed that certain software program consisting of the sub-skill section of Assignee's recruiting assistance program more particularly described in Exhibit A, attached hereto and incorporated herein by this reference (the "Intellectual Property") which assists in the recruitment of technical personnel for jobs by skill set via the Internet, currently being placed for use on URL www.itishr.com (the "Business"). In conjunction with the Business, Assignor has created or acquired certain intellectual property rights.

         Assignor desires to assign to Assignee, and Assignee desires to acquire and assume from Assignor, all of Assignor's right, title and interest in and to all of the Intellectual Property.

         NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. In consideration of the sum of One Million Five Hundred Thousand shares of the common stock of Assignee, Assignor hereby assigns to Assignee, its successors and its assigns, and Assignee hereby accepts, all of the patents, trademarks, service marks, copyrights, trade secrets, know-how, and other intellectual property rights developed, acquired or otherwise owned by Assignor that are related to the Intellectual Property, including, without limitation, those intellectual property rights listed in the attached Exhibit A (collectively, the "Intellectual Property Rights"). The Intellectual Property Rights
         assigned herein include, but are not limited to, (i) the right to secure patent, trademark or copyright registrations in Assignee's name in the United States and any foreign country; (ii) all such registrations existing upon the date of this Assignment; and (iii) all causes of action and claims of infringement of the Intellectual Property Rights under the laws of the United States, foreign countries and international conventions and treaties that have accrued to Assignor as of the date hereof.

2. Assignor represents and warrants to Assignee that it is the sole owner of the Intellectual Property and that it hereby transfers to Assignee valid and marketable title to the Intellectual Property, free and clear of all security interest, liens, claims, encumbrances, rights, obligations and restrictions of every kind.

         The Intellectual Property is transferred and assigned by Assignor to Assignee "AS IS WITH ALL FAULTS" in such physical condition as the same now exists, and Assignor has not made and does not make any representations or warranties, expressed or implied, as to the physical condition, accuracy, adequacy, completeness, or sufficiency of any of the Intellectual Property or the suitability or fitness of the same for any particular use or purpose.

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3.       Assignee  hereby  indemnifies  and  holds  Assignor  harmless  from and against any and all liabilities, claims, costs, damages, and expenses, including any reasonable attorney fees and other costs of defense, in any way arising out of or in connection with the Intellectual Property Rights that relate to events or performance under the Intellectual Property Rights arising on or after the effective date of this Assignment.

4. Assignor hereby agrees that, upon the request of Assignee, it will execute and deliver any documents and perform any acts to confirm or record this Assignment and to enable and assist Assignee to procure, register, maintain, renew, enforce and defend the Intellectual Property Rights assigned herein.

5. Assignor hereby appoints Assignee as its attorney-in-fact, with power of substitution, to execute for Assignor and in Assignor's name and on Assignor's behalf any documents that Assignee may from time to time request under paragraph 3 hereof.

6. Assignor hereby agrees to cooperate fully with Assignee in the enforcement of all causes of action and claims assigned to Assignee hereunder.

7. Assignor hereby agrees that this Assignment shall be binding upon its representatives, successors, and assigns.

8.       The effective date of this Assignment is June 19, 2001.

9. This Bill of Sale and Assignment of Intellectual Property Rights shall be governed by and construed in accordance with the laws of Wyoming, U.S.A.

                  IN WITNESS WHEREOF, Assignor has caused this Bill of Sale and Assignment of Intellectual Property Rights to be executed by its duly authorized officers as of the 19th day of June, 2001.


                                        INTERNATIONAL TECHNICAL RECRUITING INC.,
                                         a Canadian Federal Corporation


                                        By:      /s/ Scott Murray         (SEAL)
                                           -------------------------------
                                        Name:    Scott Murray
                                        Title:   President
                                        Date:    June 19, 2001




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                                    EXHIBIT A

              Intellectual Property Rights

1. Source code, object code and related documentation for the Intellectual Property; patent, copyright and trade secret rights thereto, and related know-how
2.       www.itishr.com domain name
3. Source code, object code and related documentation, and content, if different from the above, for the Intellectual Property as it appears on the web site www.itishr.com sub-skill section, and the patent, copyright, and trade secret rights thereto, and related know-how
4. Content in process and the patent, copyright and trade secret rights thereto, and related know-how